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                                                                   Exhibit 11(c)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports dated February 2, 1998 and to all references to our Firm included in or made a part of this registration statement on Form N-1A of Security Capital Real Estate Mutual Funds Incorporated.



/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998